Centurion Mine Tour August 11th, 2026

2 Disclosure Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expects,” "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions. Forward-looking statements provide management's or the Board’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding the shareholder return framework, execution of Peabody's operating plans, market conditions, reclamation obligations, financial outlook, potential acquisitions and strategic investments, and liquidity requirements. They may include estimates of sales and other operating performance targets, cost savings, capital expenditures, other expense items, actions relating to strategic initiatives, demand for the company’s products, liquidity, capital structure, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond Peabody's control, that are described in Peabody's periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2025 and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody's website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Company Snapshot: 2025 Overview

Peabody

$3.9B REVENUE

$455M ADJUSTED EBITDA[2]

~5,400 EMPLOYEES

~3,330 ACRES RESTORED

0.71 TRIFR[1]

2025 Adjusted EBITDA[2,3]



Seaborne Metallurgical
$56
Powder River Basin
$176
Seaborne Thermal
$222
Other U.S. Thermal
$71



Global Headquarters
Australia Regional Office

Seaborne Metallurgical: 8.6 MT

- Centurion
- Shoal Creek
- Metropolitan
- Coppabella / Moorvale (CMJV)

Seaborne Thermal: 15.4 MT

- Wilpinjong
- Wambo OC JV (Glencore)

Powder River Basin: 84.5 MT

- North Antelope Rochelle
- Caballo
- Rawhide

Other U.S. Thermal 13.4 MT

- Bear Run
- Wild Boar
- Gateway North
- El Segundo / Lee Ranch
- Twentymile
- Francisco Underground

Note: All statistics are for the year ended December 31, 2025. (1) Total Recordable Incident Frequency Rate ('TRIFR') equals recordable incidents per 200,000 hours worked. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measures in the appendix (3) Dollars in millions and excludes corporate and other

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Safety: Our #1 Priority

Peabody maintains a best-in-class safety culture and record

SAFETY PERFORMANCE

- 2025 the safest year in the company's 140+ year history
- 2026 first half safety performance running better than prior year
- Considerable safety focus at Centurion:
  - Sealing & spontaneous combustion management plans
  - Trigger points for convening the Site Incident Management Team
  - Clearly defined responsibilities for mine site personnel

ON SITE AT CENTURION



SAFETY
Our #1 Priority

2025
SAFEST YEAR IN 140+ YEARS

1H 2026
AHEAD OF PRIOR YEAR

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5 Centurion: Cornerstone Metallurgical Coal Asset Note: (1) Assumes LT PHCC of $225/tonne at 13.5% discount rate. Significantly increasing met segment production and coal quality CENTURION SALES 500–700 thousand tons Q3'26 1.5–2.0 million tons H2'26 FY26 2.0–2.5 million tons WHAT MAKES CENTURION COMPELLING NET PRESENT VALUE $2.1 billion At January 1, 2026 COST PROFILE 1st Quartile Long term low-cost structure SEGMENT REALIZATIONS 80% of benchmark Long-term segment realizations SHAREHOLDER LEVERAGE TO HCC $15 million: $1 NPV benefit from $1 per tonne of HCC price ANNUAL VOLUME 4.7 million tons Life-of-mine annual sales average MINE LIFE 25+ years Saleable coal reserves of 140 million tons (1)

Centurion: Tier-One Asset in World's Premier HCC Corridor

Majority of the world's premium HCC comes from Australia's Bowen Basin

ASSET & LOGISTICS

- Centurion's coal comes from the Goonyella Middle Seam, a 5 to 8 meter thick seam containing premier hard coking coal deposits
- Widely known as "benchmark" HCC quality
- Coal delivered to Dalrymple Bay Coal Terminal (DBCT) via 217km rail
- Contracted capacity for rail and port access is held by Peabody on an evergreen renewal basis

BOWEN BASIN HCC CORRIDOR



AUSTRALIA
Peabody • Centurion Mine
BHP • Goonyella/Riverside Mine • Broadmeadow Mine
AngloAmerican • Moranbah North Mine • Grosvenor Mine
Bowen Basin Queensland
BHP • Caval Ridge Mine • Peak Downs Mine • Saraji Mine
Moranbah Coal Measures Geological Formation

TIER-ONE ASSET	5 - 8 m	217 km
Goonyella Middle Seam	SEAM THICKNESS	RAIL TO DBCT PORT

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7 Centurion: Transitioning to Full Longwall Production 2026 operations update February 1 Mine Start-Up Longwall commissioning begins February–March 2 Mechanical Issues Equipment issues addressed as longwall begins ramping up March–April 3 Shield Racking Roof and floor issues lead to shield “racking” challenges May–July 4 Realignment Shields realigned and squared; racking fully addressed August–September 5 Full Production Expected ramp to targeted production WHERE THINGS STAND TODAY • Shield racking, caused by the slow start and roof control issues, is fully addressed • The longwall is square and in excellent shape • Remaining roof control issues are confined to limited fault zone • Team expects to work through remaining issues during Q3

Centurion: Ramping Up to Targeted Levels

Peabody

Managing through fault zone in Q3 as production progressively increases

AT THE FACE

1



Geo-flexing

Inject grout at the face where faulting is localized

2



Void fill

Add void fill in areas of roof near coal face

BEYOND THE FACE

3



In-seam drilling

Drill underground ahead of the fault and inject grout

4



Surface drilling

Grout from surface, further ahead of the face

PLANT PRODUCTION

On pace for Q3 targets

117,000 tons

JULY – FULL MONTH

78,000 tons

FIRST 9 DAYS of AUGUST

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9 Centurion: Supplying India’s Fast Growing Met Import Market Largest Seaborne Met Coal Importers Japan/Korea/Taiwan 89 India 85 China 69 Europe 36 Southeast Asia 31 Source: Wood Mackenzie, “Global Metallurgical Coal 10-Year Investment Horizon Outlook,” Nov. 2025; Peabody Analysis. 2 0 2 5 T o n n es in M ill io n s Asia comprised 86% of metallurgical coal demand in 2025; Rest of World accounted for just 14% Forecast of Seaborne Met Coal Imports China - 31 EU - 13 India - 195 JKT - 62 Other - 25 SE Asia - 63 0 20 40 60 80 100 120 140 160 180 200 2025 2026 2030 2040 2050 T o n n e s i n M il li o n s

Centurion: Transportation Advantaged to India Market

Peabody

Queensland coal shipments have lower ocean freight costs compared to alternatives

OCEAN FREIGHT COST ($/TONNE)

Date	U.S. East Coast / India	Canada West Coast / India	Queensland / India
2025	$36.31	$20.97	$14.99
Q3 2026 (To Date)	$50.50	$26.00	$20.99

FREIGHT ADVANTAGE
Queensland to India

$5 - $30/tonne
GAP VS. U.S. & CANADA

DALRYMPLE BAY COAL TERMINAL



Source: Platts Freight Assessments (CDBFAIO, CDWCI04,CDBUI00) and Peabody Analysis.

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11 Met Coal Market: Growing Demand for Centurion Product 0 100 200 300 400 500 600 700 J a n -1 9 J u l- 1 9 J a n -2 0 J u l- 2 0 J a n -2 1 J u l- 2 1 J a n -2 2 J u l- 2 2 J a n -2 3 J u l- 2 3 J a n -2 4 J u l- 2 4 J a n -2 5 J u l- 2 5 J a n -2 6 J u l- 2 6 Peabody LT View: $225 Source: Peabody Analysis; Platts (pricing chart) Near-term seasonal softness; Structural Indian demand supports premium hard coking coal NEAR-TERM MARKET PREMIUM HCC PRICING INDIA DEMAND OUTLOOK • Weakest period of seasonal conditions; demand expected to pick up next month post-monsoon • Current wet, hot conditions in China also limiting steel demand • Middle East conflict increases “tyranny of distance” for met coal importers • Sharp trade protectionism favors Australian met coal • India advancing an aggressive steel capacity expansion • India met coal imports increased 10% last year • India represents 60% of global blast furnace development pipeline • All Indian blast furnace steel relies on high-quality met coal imports • Coke from low-ash, high-CSR coals like Centurion is coveted by Indian steelmakers M A R K E T S I G N A L Supportive for Centurion $225/tonne P E A B O D Y L O N G - T E R M V I E W +10% I N D I A 2 0 2 5 M E T I M P O R T S (USD/TONNE)

12 Centurion: High-Margin Economics ~$100 million per quarter of Adjusted EBITDA potential at current pricing and projected cost structure 2024 Announcement 2026 Update PHCC (US$/tonne) $ 210 $ 225 LOM Average Volumes (short tons in millions) 4.7 4.7 Revenue per Ton $ 191 $ 204 QLD Royalty per Ton $ 31 $ 36 Other Cost per Ton (ex QLD) 1 $ 74 $ 78 Total Cash Cost per Ton 2 $ 105 $ 114 Adjusted EBITDA Margin per Ton $ 86 $ 90 Implied Annual Adjusted EBITDA (US$M) $ 404 $ 423 1 Assumes CPI of 2.9% in 2024 and 2.8% in 2025 when converting from 2024 to 2026 dollars. 2 0.72 AUD/USD exchange rate. Note: Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measure in the appendix. Illustrative Life-of-Mine Scenarios

13 Peabody: Compelling Investment Thesis Metallurgical Coal Anchored by Premier Hard Coking Coal Mine 1 U.S. Thermal Business Poised for Major Load Growth3 Low-Cost Seaborne Thermal Coal Serves Energy-Hungry Nations2 Upgrades Strengthen Capital Structure for the Long Term5 Focus on Free Cash Flow Per Share and Growing Shareholder Returns6 Peabody Development Activities Target Asset Optimization4

Q&A 14

Thank You I N V E S T O R R E L A T I O N S Kala Finklang ir@peabodyenergy.com NYSE: BTU peabodyenergy.com 15

16 Centurion Power Station Transforming methane to power and reducing emissions • Centurion’s power station captures methane that otherwise would be flared and turns it into on-site power, improving safety, reducing emissions and lowering costs • Current 5MW plant provides almost $425k in savings per year with plan to expand plant to 20MW • An additional integrated facility is being added to turn methane into LNG

17 10% 20% 30% 40% 50% 60% 70% 80% 15% 20% 25% 30% 35% 40% C o k e S tr e n g th m e a s u re d b y C S R % Volatile Matter % Coal Blending for Coke Optimization Framework USA High Vol A Hunter Valley Semi Soft Queensland Semi soft U S A L o w V o l. H C C Premium LV Australian Lol Vol . HCC Blend Target P re m iu m H C C S e m i H a rd / H C C S e m i S o ft Low Volatile Medium Volatile High Volatile Illustrative Centurion • Centurion produces Premium Low Volatile Hard Coking Coal (PLV HCC) • PLV HCC quality is perfect balance of high coal reactivity and coke strength • PLV HCC primarily exported from Australia and Canada • Lack of new projects, declining resource quality, and mine depletion1 is expected to lead to a shortage of seaborne HCC post-2032 Source: 1Wood Mackenzie, Global Metallurgical Coal Strategic Planning Outlook H1 2026; Peabody analysis. Source: 1Wood Mackenzie, Global Metallurgical Coal Strategic Planning Outlook H1 2026; Peabody analysis. Source: 1Wood Mackenzie, Global Metallurgical Coal Strategic Planning Outlook H1 2026; Peabody analysis. Best-in-Class Premium Hard Coking Coal High coke strength and low volatile matter are two key characteristics of quality coking coal such as Centurion. Centurion Product: Excellent Blend of Strength and Volatiles

Centurion Royalties

Peabody

Centurion Royalties

- Centurion is subject to the Queensland Government Royalty charged on total revenue. Queensland Government royalties are based on coal prices per tonne (in $A).
- Centurion South is subject to a special private royalty agreement established in relation to the sale of the property by a prior owner. This special royalty is limited to production from the Goonyella Middle Seam (GMS) within a defined area. The royalty, paid annually, amounts to 20% of the nominal before-tax cashflow attributable to sales from the defined area less capex, and any accumulated losses (since the original sale process was completed in CY2000).
- Centurion North (Wards Well) tenements, is subject to a price-linked royalty payable to the prior owner on the first 120Mt of product coal mined from the area, capped at US$200M. Peabody will only commence making payments once it has recovered its upfront investment in the development of Centurion North.
- All royalties have been considered in the financial analysis.

Queensland Government Royalty Rates

Average price per tonne for period (A$)	Rate
Up to and including $100	7%
Over $100 and up to and including $150	First $100: 7% Balance: 12.5%
More than $150 and up to and including $175	First $100: 7% Next $50: 12.5% Balance: 15%
More than $175 and up to and including $225	First $100: 7% Next $50: 12.5% Next $25: 15% Balance: 20%
More than $225 and up to and including $300	First $100: 7% Next $50: 12.5% Next $25: 15% Next $50: 20% Balance: 30%
More than $300	First $100: 7% Next $50: 12.5% Next $25: 15% Next $50: 20% Next $75: 30% Balance: 40%

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19 NARM Investor Day / Site Visit 2026 mine tour on September 23rd • Our investor and analyst community is invited to our 2026 Investor Day / Site Visit at our North Antelope Rochelle Mine in Wyoming • We have a full day planned with discussions with the Peabody executive leadership • Space is limited and is first-come, first- served • Contact the Peabody IR team for more information and to RSVP

20 Reconciliation of Non-GAAP Measures Year Ended Dec. 31, 2025 Adjusted EBITDA (In Millions) (1) Seaborne Thermal $ 222.2 Seaborne Metallurgical 56.4 Powder River Basin 175.8 Other U.S. Thermal 71.4 Total U.S. Thermal 247.2 Middlemount (10.9) Resource Management Results (2) 39.5 Selling and Administrative Expenses (105.0) Other Operating Costs, Net (3) 5.5 Adjusted EBITDA (1) $ 454.9 Reconciliation of Non-GAAP Financial Measures (In Millions) Loss from Continuing Operations, Net of Income Taxes $ (42.3) Depreciation, Depletion and Amortization 384.5 Asset Retirement Obligation Expenses 36.5 Restructuring Charges 9.5 Costs Related to Terminated Acquisition 78.9 Changes in Amortization of Basis Difference Related to Equity Affiliates (2.7) Other Operating Loss 5.6 Interest Expense, Net of Capitalized Interest 43.9 Interest Income (55.4) Net Mark-to-Market Adjustment on Actuarially Determined Liabilities (5.4) Unrealized Gains on Foreign Currency Option Contracts (6.0) Take-or-Pay Contract-Based Intangible Recognition (1.0) Income Tax Provision 8.8 Adjusted EBITDA (1) $ 454.9 Note: Refer to definitions and footnotes on slide 21

21 Reconciliation of Non-GAAP Measures Note: Management believes that non-GAAP financial measures are used by investors to measure our operating performance. These measures are not intended to serve as alternatives to U.S. GAAP measures of performance and may not be comparable to similarly-titled measures presented by other companies. Note: Certain forward-looking measures and metrics presented are non-GAAP financial and operating/statistical measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort. 1) Adjusted EBITDA, which is a non-GAAP financial measure, is defined as loss from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses and depreciation, depletion and amortization. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing the reportable segments' operating performance as displayed in the reconciliation above. Adjusted EBITDA is used by the chief operating decision maker as the primary financial metric to measure each segment's operating performance against expected results and to allocate resources, including capital investment in mining operations and potential expansions. 2) Includes gains (losses) on certain surplus coal reserve, coal resource and surface land sales and property management costs and revenue. 3) Includes trading and brokerage activities; costs associated with post-mining activities; gains (losses) on certain asset disposals; minimum charges on certain transportation-related contracts; results from the Company's other equity method investments; costs associated with suspended operations; holding costs associated with the Centurion Mine; the impact of foreign currency remeasurement; and expenses related to our other commercial activities.